BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

BlackRock Dynamic High Income Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 30, 2017 to the Statement of Additional Information of each Fund (each, a “SAI”)

Effective immediately, the following changes are made to each SAI:

The section of each SAI entitled “Management and Advisory Arrangements — Custodian and Transfer Agency Agreements” is deleted in its entirety and replaced with the following:

Custodian and Transfer Agency Agreements

JPMorgan Chase Bank, N.A. (“JPM”), which has its principal offices at 383 Madison Avenue, New York, New York 10179, serves as the custodian for the Portfolio. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Portfolio.

BNY Mellon, which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursement agent for the Portfolio.

The section of each SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

JPM serves as the accounting services provider for the Portfolio. JPM records investment, capital share and income and expense activities; verifies and transmits trade tickets; maintains accounting ledgers for investment securities; maintains tax lots; reconciles cash with the Portfolio’s custodian; reports cash balances to BlackRock; prepares certain financial statements; calculates expenses, gains, losses and income; controls disbursements; works with independent pricing sources; and computes and reports net asset value. In connection with its accounting services, JPM also provides certain administration services.

Shareholders should retain this Supplement for future reference.

SAI-MAIDHI-0817SUP